STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Supplement Dated July 25, 2006 to

Prospectus and Statement of Additional Information Dated September 30, 2005

At a recent meeting, the Board of Trustees of Strategic Partners Asset Allocation Funds (the Trust) approved a new name for the Trust. Effective on or about September 30, 2006, the name of the Trust will be changed to Target Asset Allocation Funds.

The Board of Trustees of the Company also approved new names for each of the following:

Current Fund Name	New Fund Name
Strategic Partners Conservative Allocation Fund	Target Conservative Allocation Fund
Strategic Partners Moderate Allocation Fund	Target Moderate Allocation Fund
Strategic Partners Growth Allocation Fund	Target Growth Allocation Fund

The new fund names will become effective on or about September 30, 2006. The investment policies of each fund will not change as a result of the change in names.

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